Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Ellington Residential Mortgage REIT (the “Company”) on Form 10-Q for the three month period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Laurence Penn, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 3, 2016	/s/ Laurence Penn
Laurence Penn Chief Executive Officer (Principal Executive Officer)